SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   Form 8-K/A

                               Amendment No. 1 to

                                 Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Original Report: March 16, 2000

                      Cornerstone Realty Income Trust, Inc.
             (Exact name of registrant as specified in its charter)

   VIRGINIA                       1-12875                       54-1589139
  (State of                     (Commission                   (IRS Employer
Incorporation)                  File Number)                Identification No.)

        306 East Main Street
         Richmond, Virginia                           23219
        (Address of principal                       (Zip Code)
         executive offices)

Registrant's telephone number, including area code: (804) 643-1761


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                      CORNERSTONE REALTY INCOME TRUST, INC.

                                   FORM 8-K/A

                                      Index

Item 7.  Financial Statements and Pro Forma Financial Information.












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         The Company  hereby amends Items 7.a. and 7.b. of its Current Report on
Form 8-K dated March 16, 2000 as follows:



                               ITEMS 7.a. and 7.b.




         Because of the relationship of the purchase prices of The Enclave at the Meadows Apartments and Greystone Crossing Apartments to the Company's assets, the assets acquired were not a "significant amount" within the meaning of the Instructions to Form 8-K, and the Company was not required to report the acquisition of these properties on the Form 8-K dated March 16, 2000.
Accordingly, the Company is not at this time providing audited financial statements or pro forma financial information relative to these property acquisitions. The Company plans to provide such audited financial statements and pro forma financial information only if, in light of other property acquisitions of the Company, such statements and information are required under SEC Regulation S-X, Rule 3-14 thereunder, and applicable SEC staff interpretations pertaining to the same.








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                                   SIGNATURES




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report on Form 8-K/A to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 19, 2000                   Cornerstone Realty Income Trust, Inc.

                                       By: /s/  Stanley J. Olander, Jr.
                                           -------------------------------------
                                           Stanley J. Olander, Jr.
                                           Chief Financial Officer of
                                           Cornerstone Realty Income Trust, Inc.








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                                  EXHIBIT INDEX


                      Cornerstone Realty Income Trust, Inc.
                   Form 8-K/A to Form 8-K dated March 16, 2000


Exhibit Number                              Exhibit

None.











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